Exhibit 10.1 APA CORPORATION NON-EMPLOYEE DIRECTORS’ COMPENSATION PLAN As Amended and Restated September 12, 2023 PURPOSE The purpose of the Non-Employee Directors’ Compensation Plan (the “Plan”) is to set forth certain of the compensation arrangements for members of the board of directors (the “Board”) of APA Corporation (“APA”) who are not also employees of APA or its subsidiaries (“Non-Employee Directors”). The Plan does not supersede or amend in any way any other arrangements relating to Non-Employee Directors including specifically, without limitation, the Outside Directors’ Retirement Plan, the 2016 Omnibus Compensation Plan, indemnification provisions of APA’s charter or bylaws, or policies with respect to reimbursement of expenses. It is APA’s express intention that this Plan comply with the requirements of Code §409A, and the Plan shall be interpreted in that light. PLAN PROVISIONS 1. Board Retainer. Each Non-Employee Director shall be paid $25,000 at the end of each calendar quarter (or as soon thereafter as is administratively practicable) during which he or she served as a member of APA’s Board (“Cash Retainer Fee”). If a Non-Employee Director serves as a member of APA’s Board for less than an entire calendar quarter, the Cash Retainer Fee for that quarter shall be prorated on the basis of the number of weeks served during that calendar quarter. 2. Non-Executive Chair Retainer. Subject to section 4 below, each Non-Employee Director serving as non-executive chair of APA’s Board shall be paid $25,000 at the end of each calendar quarter (or as soon thereafter as is administratively practicable) (“Non-Executive Chair Retainer Fee”). If a Non-Employee Director serves as non-executive chair for less than an entire calendar quarter, the Non-Executive Chair Retainer Fee for that quarter shall be prorated on the basis of the number of weeks served as non-executive chair during that calendar quarter. 3. Committee Chair Retainers. Subject to section 4 below, each Non-Employee Director serving as chair of any committee of APA’s Board shall be paid the fee indicated below at the end of each calendar quarter (or as soon thereafter as is administratively practicable) (“Committee Chair Retainer Fee”): - Audit Committee - $5,000 - Corporate Responsibility, Governance, and Nominating Committee - $3,750 - Management Development and Compensation Committee - $5,000 - Cybersecurity Committee - $3,750 If a Non-Employee Director serves as chair of any committee of APA’s Board for less than an entire calendar quarter, the applicable Committee Chair Retainer Fee for that quarter shall be prorated on the basis of the number of weeks served as chair during that calendar quarter. 4. Combined Non-Executive Chair and Committee Chair Retainer. If the Non-Employee Director serving as non-executive chair of APA’s Board is also serving as chair of any committee

2 of 7 of APA’s Board, the Non-Employee Director shall be paid $25,000 at the end of each calendar quarter (or as soon thereafter as is administratively practicable) (“Combined Retainer Fee”). If a Non-Employee Director serves as both non-executive chair and committee chair for less than an entire calendar quarter, the Combined Retainer Fee for that quarter shall be prorated on the basis of the number of weeks served as both non-executive chair and committee chair during that calendar quarter. 5. Audit Committee Member Retainer. Each Audit Committee member (excluding the chair) shall be paid $1,250 at the end of each calendar quarter (or as soon thereafter as is administratively practicable) during which he or she served as a member of the Audit Committee (“Audit Committee Retainer Fee”). If an Audit Committee member serves as a member of the Audit Committee for less than an entire calendar quarter, the Audit Committee Retainer Fee for that quarter shall be prorated on the basis of the number of weeks served during that calendar quarter. 6. Attendance Fees. No attendance fee shall be paid to any Non-Employee Director for any meeting of the Board or any committee thereof attended in person or by teleconference, video conference, or other similar means. 7. Optional Deferral of Fees. (a) Deferrable Fees. A Non-Employee Director may defer all or any portion of any unpaid Cash Retainer Fees, Non-Executive Chair Retainer Fees, Committee Chair Retainer Fees, and Combined Retainer Fees (“Deferrable Fees”). (b) Election to Defer. A Non-Employee Director’s election to defer all or any portion of Deferrable Fees (“Deferral Election”) shall be effected by the completion of a Deferral Election form. A Deferral Election form must be executed by the deferring Non-Employee Director and received by APA on or before December 31 of the year prior to the year in which the Deferrable Fees are earned, except that a new Non-Employee Director may enter into a Deferral Election within 30 days of becoming a Non-Employee Director. A Deferral Election shall apply only to Deferrable Fees paid for services rendered after the date of the Deferral Election. Each December 31, a Deferral Election made for the following year shall become irrevocable. A new Deferral Election must be made each year for the upcoming year. (c) Memorandum Account. APA shall maintain a separate account (“Memorandum Account”) for each deferring Non-Employee Director. Each Memorandum Account shall be subdivided into a “Cash Account” and a “Stock Account.” The Memorandum Accounts are merely for recordkeeping purposes and do not represent any actual property that has been set aside for Non-Employee Directors. Nothing contained in this Plan shall be construed to require APA to fund any Memorandum Account. Neither the deferring Non-Employee Director nor his or her Beneficiary shall have any property interest whatsoever in any specific assets of APA. A Non-Employee Director shall have no ownership rights with respect to any balance in his or her Memorandum Account and thus shall have no right to vote any Stock in his or her Stock Account. (d) Crediting of Cash Accounts. Any deferred Cash Retainer Fees and deferred Committee Chair Retainer Fees shall be credited to the Cash Account. Any dividends paid on Stock in the Stock Accounts shall be credited to the Cash Account. All amounts credited to a Cash Account shall be credited with investment earnings at the rate of interest earned by APA’s

3 of 7 short-term marketable securities portfolio or an equivalent index or market rate for similar investments in short-term marketable securities. (e) Crediting of Stock Accounts. No deferrals shall be credited to a Stock Account; however, see section 7(f) for transfers from the Cash Account to the Stock Account. All amounts credited to a Stock Account shall be treated as if such amounts were invested in Stock. APA shall at all times have reserved from its treasury shares for issuance under this Plan a number of shares at least equal to the number of shares of Stock in the Stock Accounts. (f) Transfers from Cash Account to Stock Account. Each year, a Non-Employee Director may elect to transfer all or a portion of his or her Cash Account to his or her Stock Account (but only in whole-share increments) by completing an election form that must be received by APA on or before December 31. Any such transfer shall be made as of the first trading day of the following year and shall be based on the per share closing price of the Stock as reported on the Composite Tape for the first trading day of the year. Transfers are not permitted from a Stock Account to a Cash Account. (g) Payout Elections. If a Non-Employee Director’s directorship terminated before January 1, 2005, his or her benefit payments shall be determined under the terms of the Plan on December 31, 2004, and the payout elections in effect at the time his or her directorship terminated. If a Non-Employee Director had a Separation from Service after December 31, 2004, and before January 1, 2009, his or her benefits shall be determined under the terms of the Plan in effect at the time of his or her Separation from Service (defined in paragraph (v) below). The remainder of this section 7(g) shall only apply to individuals who continue as Non- Employee Directors after December 31, 2008, or who become Non-Employee Directors after December 31, 2008. (i) Election. Each individual who is Non-Employee Director on January 1, 2009, has made a payout election for his or her Memorandum Account, which specified both the timing and form of distribution. A new Non-Employee Director shall make a payout election at the same time that he or she makes his or her first Deferral Election. If no payout election is timely made, the Non-Employee Director shall be deemed to have elected to be paid a single lump-sum payment in January after his or her Separation from Service. The payout election with respect to a Memorandum Account is irrevocable after the deadline for making the payout election. The payout election will not apply if there is a change of control (see section 7(h)) or the Non-Employee Director dies (see section 7(i)). (ii) Form of Payout. A Non-Employee Director may elect to be paid out in a single lump- sum payment or in two to ten annual installments. Each installment from a Stock Account shall be equal to the number of shares in the Stock Account on the second trading day of that year, divided by the number of remaining installments, rounded down to the nearest whole share. For example, the first installment from a Stock Account payable in seven installments beginning in 2010 shall be one-seventh of the shares in the account on the second trading day of 2010; the second installment shall be one-sixth of the shares in the account on the second trading date of 2011; etc. Each installment from a Cash Account shall be equal to the balance of the Cash Account on the second trading day of the year, divided by the number of remaining installments, except that the last installment shall equal the balance of the Cash Account at the time the distribution is processed. Distributions from the Stock Account shall be paid in whole shares of Stock. Distributions from the Cash Account shall be paid in cash.

4 of 7 (iii) Timing of Payment(s). A Non-Employee Director may select a specific year in which the single lump-sum payment is made or the installment payments begin (“In-Service Distribution”), in which case the payment will be made as soon as administratively practicable in January of the earlier of the selected year or the year after the Non- Employee Director’s Separation from Service. Alternatively, a Non-Employee Director may elect for his or her single lump-sum payment or first installment to be paid as soon as administratively practicable in the January after his or her Separation from Service. Subsequent installment payments shall be made in January of each year, beginning with the year after the first installment was paid. (iv) Special Rules Where Payments Begin While Still a Director. This paragraph (iv) applies to a Non-Employee Director who elected an In-Service Distribution. A second Memorandum Account shall be established for the Non-Employee Director for any amounts deferred into the Plan during or after the year in which the In-Service Distribution is scheduled to begin. Distributions from the second Memorandum Account shall be subject to the rules specified in this section 7(g), except that a Non-Employee Director must complete a payout election for the second Memorandum Account by the December 31 that immediately precedes the year in which amounts are first deferred into the second Memorandum Account. (v) Definition of Separation from Service. The term “Separation from Service” has the same meaning as the term “separation from service” in Code §409A(a)(2)(A)(i), determined using the default rules in the regulations and other guidance of general applicability issued pursuant to Code §409A, including the special rules for members of a board of directors found in Treasury Regulation §1.409A-1(h)(5) and §1.409A-1(c)(2)(ii). In general, a Separation from Service will occur when a Non-Employee Director ceases to be a member of the Board. (vi) Special Rules for Specified Employees. If a Non-Employee Director is a Specified Employee, (A) any payments under paragraph (iii) above that are triggered by his or her Separation from Service and scheduled to occur within six months after the Separation from Service shall be delayed and paid six months after the Separation from Service, and (B) section 7(h) is modified for a Non-Employee Director whose Separation from Service preceded a change of control by less than six months to provide that the lump sum payment will not occur until six months after the Separation from Service. The term “Specified Employee” has the same meaning as the term “specified employee” in Code §409A(a)(2)(B)(i) and is determined using the default rules in the regulations and other guidance of general applicability issued pursuant to Code §409A. (h) Change of Control. If there is a change of control of APA that is described in Code §409A(a)(2)(A)(v), each Memorandum Account shall be paid to the appropriate Non- Employee Director (or to the Beneficiary of a deceased Non-Employee Director) in a single lump-sum payment made on the date of the change of control or as soon thereafter as is administratively practicable and in no event later than the end of the calendar year in which the change of control occurs. (i) Beneficiaries. If a Non-Employee Director dies while there is still a balance in his or her Memorandum Account, that amount shall be paid to his or her Beneficiary in a single lump- sum payment that is made as soon as administratively convenient four months after the Non- Employee Director’s death, but in no event later than the end of the calendar year that contains the day that is four months after the Non-Employee Director’s death. This four-month period

5 of 7 is designed to provide the Beneficiary with a sufficient opportunity to disclaim all or part of the benefit, as explained in paragraph (iv) below. No payment shall be made until APA has been furnished with proof of death and such other information as it may reasonably require. (i) Designation. Each Non-Employee Director shall designate one or more persons, trusts, or other entities as his or her beneficiary (“Beneficiary”). In the absence of an effective Beneficiary designation as to part or all of a Memorandum Account, such amount shall be distributed to the Non-Employee Director’s surviving Spouse, if any, otherwise to the Non-Employee Director’s estate. Unless the Non-Employee Director’s Beneficiary designation form specifies otherwise, if a Beneficiary dies after the Non-Employee Director but before being paid by the Plan, the Plan shall pay the Beneficiary’s estate. (ii) Changing Beneficiaries. A Beneficiary designation may be changed by the Non- Employee Director at any time and without the consent of any previously designated Beneficiary. However, if the Non-Employee Director is married, the Non-Employee Director’s Spouse shall be the Beneficiary unless the Spouse has consented to the designation of a different Beneficiary. To be effective, the Spouse’s consent must have been made before January 1, 2005, or, if made on or after January 1, 2005, the Spouse’s consent must be in writing, witnessed by a notary public, and filed with APA. If the Non- Employee Director has designated his or her Spouse as a primary or contingent Beneficiary and the Non-Employee Director and Spouse later divorce (or their marriage is annulled), then the former Spouse will be treated as having pre-deceased the Non- Employee Director for purposes of interpreting a Beneficiary designation form completed prior to the divorce or annulment; this provision will apply only if APA is notified of the divorce or annulment before payment to the former Spouse is made. (iii) “Spouse” shall mean the individual to whom a Non-Employee Director is lawfully married according to the laws of the state of the Non-Employee Director’s domicile. (iv) Disclaimers. Any individual or legal entity who is a Beneficiary may disclaim all or any portion of his or her interest in the Plan, provided that the disclaimer satisfies the requirements of Code §2518(b) and applicable state law. The legal guardian of a minor or legally incompetent person may disclaim for such person. The personal representative (or the individual or legal entity acting in the capacity of the personal representative according to applicable state law) may disclaim on behalf of a Beneficiary who has died. The amount disclaimed shall be distributed as if the disclaimant had predeceased the individual whose death caused the disclaimant to become a Beneficiary. (j) Adjustments in Stock. In the event of any merger, consolidation, liquidation, dissolution, recapitalization, or reorganization of APA, split, subdivision, or consolidation of shares of Stock, the payment of a stock dividend, or any other material change in APA’s capital structure, the number of shares of Stock shown in each deferring Non-Employee Director’s Stock Account shall be adjusted to reflect that number of shares of Stock or such cash, securities, or other property to which such Non-Employee Director would have been entitled if, immediately prior thereto, such Non-Employee Director had been the holder of record of the number of shares of Stock shown in the Stock Account. Notwithstanding the foregoing, the issuance by APA of Stock, rights, options, or warrants to acquire Stock, or securities convertible or exchangeable into Stock in consideration of cash, property, labor, or services, whether or not for fair value, shall not result in an adjustment pursuant to this section 7(j).

6 of 7 8. Assignment and Transfer. The right of the Non-Employee Director or any other person to receive payments under the Plan shall not be assigned, transferred, pledged, or encumbered. 9. Amendment of Plan. The Plan may be amended from time to time or terminated by vote of the Board. Upon such amendment or termination, Non-Employee Directors shall not be entitled to receive pursuant to the Plan any compensation or other rights or benefits not accrued hereunder prior to the time of amendment or termination hereof; provided, however, that no such Plan amendment or termination shall impair any rights of Non-Employee Directors to amounts previously accrued pursuant to the Plan or accumulated in such Non-Employee Director’s Memorandum Account. A Plan termination shall not affect the timing of any benefit payments from a Memorandum Account; payment may occur substantially after the Plan is terminated. 10. Successors and Assigns. The Plan is binding upon APA and its successors and assigns. The Plan shall continue in effect until terminated by the Board. Any such termination shall operate only prospectively and shall not affect the rights and obligations under elections previously made. 11. Administrative Delays. The Plan shall be administered by the Management Development and Compensation Committee (the “MD&C Committee”) of the Board. The MD&C Committee may delay any payment from this Plan for as short a period as is administratively necessary. For example, a delay may be imposed upon all payments from the Plan when there is a change of recordkeeper, and a delay may be imposed on payments to any recipient until they have provided the information needed for tax withholding and tax reporting, as well as any other information reasonably requested by the MD&C Committee. If possible, the delay will satisfy one of the conditions to be considered a permissible delay under Code §409A. 12. 409A Noncompliance. To the extent that APA or the MD&C Committee takes any action that causes a violation of Code §409A or fails to take reasonable actions required to comply with Code §409A, APA shall pay an additional amount (the “gross-up”) to the individual(s) who are subject to the penalty tax under Code §409A(a)(1) that is sufficient to put the individual in the same after- tax position he or she would have been in had there been no violation of Code §409A. APA shall not pay a gross-up if the cause of the violation of Code §409A is the recipient’s failure to take reasonable actions (such as failing to timely provide the information required for tax withholding or failing to timely provide other information reasonably requested by the MD&C Committee - with the result that the delay in payment violates Code §409A). Any gross-up will be made as soon as administratively convenient after the MD&C Committee determines the gross-up is owed, and no later than the end of the calendar year immediately following the calendar year in which the additional taxes are remitted. However, if the gross-up is due to a tax audit or litigation addressing the existence or amount of a tax liability, the gross-up will be paid as soon as administratively convenient after the litigation or audit is completed, and no later than the end of the calendar year following the calendar year in which the audit is completed or there is a final and non-appealable settlement or other resolution of the litigation. 13. Notices. Any notice, form, or election required or permitted to be given under the Plan shall be in writing and shall be given by first class mail, by Federal Express, UPS, or other carrier, by fax or other electronic means, or by personal delivery to the appropriate party, addressed: (a) If to APA, to APA Corporation at its principal place of business at 2000 Post Oak Boulevard, Suite 100, Houston, Texas 77056-4400 (Attention: Corporate Secretary) or at such other address as may have been furnished in writing by APA to a Non-Employee Director;

7 of 7 (b) If to a Non-Employee Director or Spouse, at the address the Non-Employee Director has furnished to APA in writing; or (c) If to a Beneficiary, at the address the Non-Employee Director has furnished to APA in writing for such Beneficiary, unless the Beneficiary has furnished his or her own address in writing to APA. Any such notice to a Non-Employee Director, Spouse, or Beneficiary shall be deemed to have been given as of the third day after deposit in the United States Postal Service, postage prepaid, properly addressed as set forth above, in the case of a mailed notice, or as of the date delivered in the case of any other method of delivery. 14. Gender. Any term used herein in the singular shall also include the plural, and the masculine gender shall also include the feminine gender, and vice versa. 15. Statutory References. Any reference to a specific section of the Code shall be deemed to refer to that section or to the appropriate successor section. 16. Governing Law. The Plan shall be governed by the laws of the State of Texas, ignoring any conflicts-of-law provisions. Dated: September 12, 2023 ATTEST: APA CORPORATION /s/ Rajesh Sharma____________ By: /s/ Brandy Jones Rajesh Sharma Brandy Jones Corporate Secretary Vice President, Human Resources